                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.

                                        /s/ William J. Agee

                                        ______________________________________
                                        William J. Agee
                                        Chairman and Chief Executive Officer

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman and S. G. Hanks, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.


                                           /s/ Mark E. Howland

                                           ____________________________________
                                           Mark E. Howland
                                           Controller

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.


                                     /s/ Gunnar E. Sarsten

                                     __________________________________________
                                     Gunnar E. Sarsten
                                     Director

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.

                                        /s/ John Arrillaga


                                        ______________________________________
                                        John Arrillaga
                                        Director

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.

                                        /s/ Lindsay E. Fox

                                        ______________________________________
                                        Lindsay E. Fox
                                        Director

                                POWER OF ATTORNEY


  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute orsubstitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.


                                        /s/ Christopher B. Hemmeter

                                        ______________________________________
                                        Christopher B. Hemmeter
                                        Director

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.

                                        /s/ Peter S. Lynch

                                        _____________________________________
                                        Peter S. Lynch
                                        Director

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.

                                        /s/ Robert A. McCabe

                                        ______________________________________
                                        Robert A. McCabe
                                        Director

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign on her behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.

                                        /s/ Irene C. Peden

                                        ______________________________________
                                        Irene C. Peden
                                        Director

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.

                                         /s/ Gerard R. Roche

                                        ______________________________________
                                        Gerard R. Roche
                                        Director

                                 POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.

                                        /s/ John W. Rogers, Jr.

                                        ______________________________________
                                        John W. Rogers, Jr.
                                        Director

                                POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. J. Agee, E. J. Gorman, S. G. Hanks and M. E. Howland, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for year ended December 31, 1993, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 8th day of February, 1994.

                                        /s/ Peter V. Ueberroth

                                        ______________________________________
                                        Peter V. Ueberroth
                                        Director